UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 1, 2013

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.  Other Events.

Effective as of January 1, 2013, STRATTEC SECURITY CORPORATION (the "Company") adopted certain amendments to the STRATTEC SECURITY CORPORATION Employee Stock Purchase Plan (the "Plan").  The amendments to the Plan generally expand the activities of Wells Fargo Bank as agent under the Plan, eliminate the payment of brokerage fees for certain sales following termination of employment by a participant, and make certain other minor clarification changes to the Plan.

The Company is filing this Current Report on Form 8-K for purposes of incorporating the Plan by reference into the Registration Statement on Form S-8 (File No. 333-45221) which covers the shares of the Company's common stock issuable under the terms of the Plan.  Attached hereto as Exhibit 99.1 is a copy of the amended Plan, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

99.1 -- STRATTEC SECURITY CORPORATION Employee Stock Purchase Plan (Amended effective as of January 1, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 2, 2013	STRATTEC SECURITY CORPORATION BY /s/ Patrick J. Hansen Patrick J. Hansen, Senior Vice President and Chief Financial Officer